UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

PROVECTUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date filed:

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend the Special Meeting of stockholders, which will be held on Friday, August 26, 2011 at 4:00 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting.

Regardless of whether you plan to attend the Special Meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend.

Peter R. Culpepper
Chief Financial Officer, Chief Operating Officer and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2011

To the Stockholders of Provectus Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that pursuant to a call of the Board of Directors, a Special Meeting of Stockholders of Provectus Pharmaceuticals, Inc. will be held on Friday, August 26, 2011 at 4:00 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919. The Special Meeting is being held for the following purpose:

PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION.  To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares.

Stockholders also will transact any other business that properly comes before the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION.

Only stockholders of record as of the close of business on July 18, 2011 will be entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on August 26, 2011. This Proxy Statement is available at http://www.pvct.com/annual_reports.html.

By order of our Board of Directors,

Peter R. Culpepper
Secretary
July 19, 2011
Knoxville, Tennessee

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT SPECIAL MEETING OF STOCKHOLDERS	2
What is the purpose of the Special Meeting?	2
Who is entitled to vote?	2
Am I entitled to vote if my shares are held in "street name"?	2
What constitutes a quorum?	2
What happens if a quorum is not present at the Special Meeting?	2
How do I vote?	3
Can I change my vote after I return my proxy card?	3
What is the Board's recommendation?	3
What happens if I do not specify how my shares are to be voted?	3
Will any other business be conducted at the Special Meeting?	3
What vote is required to approve each item?	3
How will Abstentions and Broker Non-Votes be Treated?	3

STOCK OWNERSHIP	5

PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION	7
Description of the Amendment	7
Background	7
Reasons for the Proposed Amendment	8
Possible Anti-Takeover Effects of the Amendment	8
No Preemptive Rights	8
Vote Required	8

OTHER MATTERS	9

ADDITIONAL INFORMATION	9
Solicitation of Proxies	9
Mailing Address of Principal Executive Office	9
Stockholder Proposals for Including in Proxy Statement for 2012 Annual Meeting of Stockholders	9
Other Stockholder Proposals for Presentation at 2012 Annual Meeting of Stockholders	9

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2011

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc., for the Special Meeting of Stockholders and any adjournment thereof.  The Special Meeting will be held on Friday, August 26, 2011, beginning at 4:00 p.m. Eastern Time at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee.

We are mailing this proxy statement, together with a form of proxy beginning on July 19, 2011.

At the Special Meeting, our stockholders will vote on a proposal to approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares. The proposal is set forth in the accompanying Notice of Special Meeting of Stockholders and is described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and Linda M. Crouch-McCreadie – to vote as proxy all your shares of our common stock and 8% convertible preferred stock and otherwise to act on your behalf at the Special Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following matter:

PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on July 18, 2011, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote the shares of common stock and 8% convertible preferred stock that they held on that date at the Special Meeting. Each outstanding share of common stock, par value $.001 per share, and of 8% convertible preferred stock, par value $.001 per share, entitles its holder to cast one vote on each matter to be voted on at the Special Meeting. The shares of common stock and 8% convertible preferred stock will vote together as a single class.

Am I entitled to vote if my shares are held in "street name"?

If you are the beneficial owner of shares held in "street name" by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on "discretionary" items but will not be permitted to do so on "non-discretionary" items. The proposal to approve and adopt an amendment to our Restated Articles of Incorporation is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock and 8% convertible preferred stock outstanding on the record date will constitute a quorum. As of the record date, there were 108,659,601 outstanding shares of common stock and 4,293,332 outstanding shares of 8% convertible preferred stock, for a total of 112,952,933 shares of stock outstanding. Shares held by stockholders present at the Special Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the Special Meeting.

What happens if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the Special Meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card or vote in person at the Special Meeting. If you hold your shares in a brokerage account or in "street name" and you wish to vote at the Special Meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a "street name" stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What is the Board's recommendation?

Our Board of Directors recommends that you vote "FOR" the proposal to approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted "FOR" the proposal.

Will any other business be conducted at the Special Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the Special Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

The amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 will be approved if a majority of the outstanding shares of common stock and 8% convertible stock, voting together, are voted in favor of the amendment.

How will Abstentions and Broker Non-Votes be Treated?

In the case of an abstention on the proposal, your shares of common stock and 8% convertible preferred stock would be included in the number of shares of common stock and 8% convertible preferred stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock and 8% convertible preferred stock would be voted but not in favor of the proposal, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in "street name" on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. The proposal is a discretionary item on which your nominee will be entitled to vote your shares of common stock and 8% convertible preferred stock even in the absence of instructions from you. Accordingly, there will not be broker non-votes with regard to the proposal.

STOCK OWNERSHIP

The following table provides information about the beneficial ownership of common stock as of June 30, 2011, by each of our directors and executive officers, all of our directors and officers as a group, and each person whom we believe beneficially owns more than 5% of our outstanding common stock.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)

Directors and Executive Officers:
H. Craig Dees	4,897,859	(4)	4.37%
Timothy C. Scott	4,855,966	(5)	4.33%
Eric A. Wachter	5,505,685	(6)	5.00%
Stuart Fuchs	1,196,418	(7)	1.10%
Kelly M. McMasters	150,000	(8)	*
All directors and executive officers as a group (6 persons)	19,830,928	(9)	16.53%

Other Stockholders:
Osmium Special Situations Fund Ltd Canon's Court, 22 Victoria Street, Hamilton HM 11, Bermuda	5,650,000	(10)	5.14%

*	Less than 1% of the outstanding shares of common stock.

(1)	If no address is given, the named individual is an officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Knoxville, TN 37931.

(2)
Shares of common stock that a person has the right to acquire within 60 days of June 30, 2011 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of June 30, 2011, there were 108,659,601 shares of common stock issued and outstanding.

(4)	Dr. Dees' beneficial ownership includes 3,443,750 shares of common stock subject to options which are exercisable within 60 days.

(5)
Dr. Scott's beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott's family, and 3,500,000 shares of common stock subject to options which are exercisable within 60 days.

(6)
Dr. Wachter's beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 1,374,248 shares of common stock subject to options which are exercisable within 60 days.

(7)	Mr. Fuchs' beneficial ownership includes 325,000 shares of common stock subject to options which are exercisable within 60 days.

(8)	Dr. McMasters' beneficial ownership includes 150,000 shares of common stock subject to options which are exercisable within 60 days.

(9)	Includes 11,340,956 shares of common stock subject to options and warrants which are exercisable within 60 days.

(10)
Based on a Schedule 13G filed with the SEC by Osmium Special Situations Fund Ltd (the "Fund"), Osmium Capital Management Ltd (the "Manager"), and Chris Kuchanny on February 11, 2011, to our knowledge, each of the foregoing entities and individual beneficially own 5,650,000 shares of common stock, of which (i) 1,750,000 are shares issuable upon the conversion of 8% convertible preferred stock and (ii) 1,750,000 are shares issuable upon the exercise of warrants. The Fund and the Fund's investment manager, the Manager, share voting and dispositive power over the shares held directly by the Fund. Mr. Kuchanny, as a principal of the Manager, shares voting and dispositive power over the shares reported by it. Each of the Manager and Mr. Kuchanny disclaims beneficial ownership of these securities (except to the extent of any pecuniary interest therein).

PROPOSAL TO APPROVE AND ADOPT
AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Restated Articles of Incorporation, as amended (Restated Articles of Incorporation) to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 175,000,000 to 225,000,000.  The amendment will replace Section 5 of our current Restated Articles of Incorporation with the following language:

The total number of shares which the Corporation shall have authority to issue is Two Hundred Twenty-Five Million (225,000,000) shares of stock, of which Two Hundred Million (200,000,000) shares shall be designated as common shares, par value $.001 per share ("Common Shares"), and Twenty-Five Million (25,000,000) shares shall be designated as preferred shares, par value $.001 per share ("Preferred Shares").

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval and adoption of the amendment to our Restated Articles of Incorporation unless the stockholder instructs otherwise in the proxy.

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Restated Articles of Incorporation.  Our Restated Articles of Incorporation currently authorize us to issue up to 150,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share.

As of June 30, 2011 the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants, options, and preferred stock totaled 148,517,191. No shares of common stock are held in treasury. The aggregate amount of common stock issued and reserved for issuance consisted of the following amounts as of June 30, 2011:

•	108,659,601 shares of common stock issued and outstanding;

•	24,348,302 shares of common stock reserved for issuance pursuant to warrants to purchase common stock outstanding;

•	11,290,956 shares of common stock reserved for issuance pursuant to options to purchase common stock outstanding; and

•	4,218,332 shares of common stock reserved for issuance upon the conversion of shares of our outstanding 8% convertible preferred stock, par value $.001 per share.

Reasons for the Proposed Amendment

The total of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, (iii) reserved for issuance pursuant to options to purchase common stock granted under our 2002 Stock Plan, and (iv) reserved for issuance upon the conversion of shares of our outstanding 8% convertible preferred stock is 148,517,191. As a result, as of June 30, 2011, we have only 1,482,809 unreserved shares of common stock available for issuance.

Our Board of Directors believes that this amount is insufficient for our future financing needs because it is likely that the sale of shares of common stock will be the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations. Shares of common stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital, providing equity incentives to employees, directors and consultants, establishing strategic relationships with other companies, the acquisition of any business, assets or technology, and other purposes. Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of common stock, our Board of Directors believes that it is in the best interest of us and our stockholders to have a sufficient number of authorized but unissued shares of common stock available for issuance in the future for such purposes.

The proposed amendment will not increase the number of shares of common stock available for future awards granted pursuant to our 2002 Stock Plan, which at June 30, 2011, was 5,850,000 shares of common stock.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Restated Articles of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

No Preemptive Rights

Under Chapter 78 of the Nevada Revised Statutes and our Restated Articles of Incorporation, the holders of common stock do not have preemptive rights to acquire unissued shares of common stock.

Vote Required

The approval and adoption of the amendment to our Restated Articles of Incorporation requires the affirmative vote of stockholders who hold a majority of shares of common stock and 8% convertible preferred stock, voting together, entitled to vote thereon.  If the amendment is approved and adopted, it will become effective upon filing a Certificate of Amendment with the Nevada Secretary of State. After filing the Certificate of Amendment, the additional shares of common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate.  In the event that the proposed amendment is not approved and adopted by our stockholders at the Special Meeting, the current Restated Articles of Incorporation will remain in effect.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the Special Meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have retained Morrow & Co., LLC to assist us in the solicitation of proxies for the Special Meeting.  Morrow & Co., LLC will receive a base fee of $7,500, plus reasonable expenses and fees, for these services. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2012 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2012 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on January 2, 2012. Stockholder proposals must be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC's proxy rules and Nevada corporate law.

Other Stockholder Proposals for Presentation at 2012 Annual Meeting of Stockholders

For any proposal that is not submitted for inclusion in our proxy statement for the 2012 Annual Meeting of Stockholders, but is instead sought to be presented directly at the meeting, the SEC's rules permit management to vote proxies in its discretion if: (i) we receive notice of the proposal before the close of business on March 18, 2012, and advise stockholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) we do not receive notice of the proposal prior to the close of business on March 18, 2012. Notices of intention to present proposals at the 2012 Annual Meeting of Stockholders should be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

By Order of our Board of Directors

Knoxville, Tennessee
July 19, 2011	Peter R. Culpepper
Secretary

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A Special Meeting of Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company's counsel, located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919, on Friday, August 26, 2011, beginning at 4:00 p.m. Eastern Time.  The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Proxy Statement dated July 19, 2011, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and Linda M. Crouch-McCreadie, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted "FOR" the proposal to approve and adopt an amendment to our Restated Articles of Incorporation.

(continued on reverse side)
▲  FOLD AND DETACH HERE  ▲
7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013
July 19, 2011
Dear Stockholder:

It is a great pleasure to have this opportunity to provide you the Proxy Statement for our Special Meeting of Stockholders.  The Proxy Statement provides you with information relating to the business to be conducted at the Special Meeting on August 26, 2011.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

Sincerely,

Craig

H. Craig Dees, Ph.D.
Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein.  If no instructions are provided, this proxy will be voted "FOR" the proposal described below.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION.

PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Date: ____________________________________________________ , 20__
☒ Please mark your votes as indicated in this example.
Signature of stockholder

Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

▲  FOLD AND DETACH HERE  ▲

Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.